UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Investment
Counsel Variable Social
Awareness Portfolio

Managed by LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Social Awareness Portfolio. There was no change in the Portfolio’s investment objectives or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	20

Statements of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	40

Important tax information	47

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held in August 2009, the Portfolio’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolio’s investment manager, to change the fiscal year-end of the Portfolio from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Portfolio’s abbreviated reporting period and to learn how those conditions have affected Portfolio performance. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report. Please refer to the Portfolio’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio   I

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks capital appreciation and retention of net investment income.

The Portfolio invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. Our rigorous stock selection is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in a broad range of companies, without regard to market capitalization, that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

The Portfolio targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade, which may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Portfolio also may invest a portion of its assets in equity and debt securities of foreign issuers.

For all securities in the portfolio, we utilize our proprietary social research to determine whether, relative to other companies in their industry, selected companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of its host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   1

Portfolio overview continued

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The equity markets continued to surge during the months of November and December, with the S&P 500 Indexii posting a return of 8.05% for the period. The markets did experience a surge in selling pressure in mid-December, as many investors decided to sell equities and lock-in profits prior to year-end.

For the calendar year 2009, the S&P 500 Index rose 26.46%, outperforming most people’s expectations. So, now, we must consider the outlook for the economy and the markets in 2010. We suggest that uncertainty is the state of play for the next year, and probably well into the new decade. Coming out of the Great Recession, we are entering the age of Great Uncertainty. As the global economy continues its gradual recovery, there are simply too many large and interdependent variables at work which can influence the direction of world markets, the business cycle and the investment landscape and which are likely to cause periodic volatility. They include:

•	A millennial shift in global economic power from West to East, and the importance of China to the world economy

•	Transformational change in the demographics that affect consumption

•	Unprecedented government intervention in markets

•	A prolonged period of de-leveraging for sovereigns, businesses and consumers

•	Structural under-employment in developed nations

•	The likelihood of further unforeseen events that entail huge risks

Each of these variables is significant enough to make the economic gyroscope spin in different directions, as the global recovery lurches forward and market participants look to turn stasis into steady growth. The historical events and time series data on which forecasters depend may simply no longer have the same predictive value, given the global scale and unprecedented scope of the Great Recession of 2008-09. There is so much dispersion in possible outcomes — made exponentially more challenging by the number and nature of the unknowns listed above — that we think the Great Uncertainty will become the status quo for 2010 and beyond.

Q. How did we respond to these changing market conditions?
A. As we were pleased with our holdings and strategy during the final two months of 2009, we made only slight modifications to the Portfolio’s equity holdings. We took profits in Consumer Discretionary stocks such as Lowe’s Cos. Inc. and Yum! Brands Inc.; in Health Care stocks such as BioMarin

2   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Pharmaceutical Inc., Stryker Corp. and Inverness Medical Innovations Inc.; and in Information Technology (“IT”) stocks such as Apple Inc., Broadcom Corp. (Class A Shares) and Google Inc. (Class A Shares).

In the fixed-income sector, the U.S. Treasury market was under pressure most of the year due to massive issuance. Not surprisingly, yields on the ten-year Treasury increased 145 basis points during 2009. We maintained a durationiii less than that of benchmark, which was favorable in a rising rate environment. Since most high-quality assets offered low yields, investors flocked to riskier assets throughout the year. We selectively added to the corporate sector and to high-quality front-pay commercial mortgage-backed securities/asset-backed securities.

Performance review
For the two-month period from November 1, 2009 through December 31, 2009, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 6.00%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Indexiv, returned 8.05% and -0.29%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)v returned 5.51% for the same period. The Lipper Variable Specialty/Miscellaneous Funds Category Average2 returned 7.42% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds in the Portfolio’s Lipper category.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   3

Portfolio overview continued

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

2 MONTHS
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	6.00%

S&P 500 Index	8.05%

Barclays Capital U.S. Aggregate Index	-0.29%

Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	5.51%

Lipper Variable Specialty/Miscellaneous Funds Category Average	7.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.91%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. In the equity portion of the portfolio, our stock selection in the Energy, IT, Financials and Industrials sectors contributed to relative performance for the two-month reporting period ended December 31, 2009. In terms of sector positioning, our overweighting in the Health Care and Materials sectors and underweighting in the Financials sector also enhanced results. On an individual stock basis, the largest contributors to performance were NetApp Inc., Corning Inc., Apache Corp., Lowe’s Cos. Inc. and Google Inc. (Class A Shares).

In the fixed-income portion of the portfolio, our duration trading strategy, underweight to U.S. Treasury securities, and overweighting in corporate

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

4   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

securities, particularly in the long end of the yield curve contributed to performance. On a security level, Genworth Financial Inc. and Bank of America Corp. were the total return leaders.

Q. What were the leading detractors from performance?
A. In the equity portion of the portfolio, our stock selection in the Health Care, Consumer Discretionary and Consumer Staples sectors detracted from relative results. In terms of sector positioning, our overweighting in the Consumer Staples sector also detracted from performance. On an individual stock basis, the largest detractors from performance were CVS Caremark Corp., U.S. Bancorp, Goldman Sachs Group Inc., Target Corp. and PepsiCo Inc.

In the fixed-income portion of the portfolio, term structure hindered performance as our barbellvi structure implemented early in the year was not beneficial as the yield curve continued to steepen. Our Treasury positions were the worst performing holdings.

Thank you for your investment in Legg Mason Investment Counsel Variable Social Awareness Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Ronald T. Bates	David K. Kafes, CFA
Portfolio Manager (Equity Portion)	Portfolio Manager (Fixed-Income Portion)
Legg Mason Investment Counsel, LLC	Legg Mason Investment Counsel, LLC

January 19, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   5

Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Apache Corp. (3.0%), BP PLC, ADR (3.0%), Procter & Gamble Co. (2.2%), General Mills Inc. (2.1%), PepsiCo Inc. (1.9%), Arch Capital Group Ltd. (1.9%), Express Scripts Inc. (1.8%), National-Oilwell Varco Inc. (1.8%), Federal National Mortgage Association (FNMA) 5.50% due 6/1/36 (1.6%) and Yum! Brands Inc. (1.6%). Please refer to pages 12 through 19 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (13.7%), Information Technology (13.5%), Health Care (10.6%), Energy (9.2%) and Consumer Staples (8.9%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

vi	A barbell portfolio is a portfolio of bonds distributed like the shape of a barbell, with most of the portfolio in short-term and long-term bonds, but few bonds in intermediate maturities.

6   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and October 31, 2009, and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
17.54%	$1,000.00	$1,175.40	0.90%	$4.93

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.67	0.90%	$4.58

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   9

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	22.84%

Five Years Ended 12/31/09	2.75

Ten Years Ended 12/31/09	-0.11

   CUMULATIVE TOTAL RETURN1

12/31/99 through 12/31/09	-1.11%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO
   VS. S&P 500 INDEX, BARCLAYS CAPITAL U.S. AGGREGATE INDEX AND BLENDED S&P 500 INDEX (70%)
   AND BARCLAYS CAPITAL U.S. AGGREGATE INDEX (30%)† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Investment Counsel Variable Social Awareness Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or reimbursements, the total return would have been lower.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   11

Schedule of investments
December 31, 2009

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 66.3%

CONSUMER DISCRETIONARY — 6.3%
	Hotels, Restaurants & Leisure — 1.6%
29,560	Yum! Brands Inc.	$1,033,713
	Multiline Retail — 1.0%
13,400	Target Corp.	648,158
	Specialty Retail — 1.5%
39,290	Lowe’s Cos. Inc.	918,993
	Textiles, Apparel & Luxury Goods — 2.2%
15,950	Coach Inc.	582,653

11,140	V.F. Corp.	815,894

	Total Textiles, Apparel & Luxury Goods	1,398,547
	TOTAL CONSUMER DISCRETIONARY	3,999,411

CONSUMER STAPLES — 8.2%

	Beverages — 1.9%
20,310	PepsiCo Inc.	1,234,848
	Food & Staples Retailing — 1.6%
31,460	CVS Caremark Corp.	1,013,327
	Food Products — 2.5%
29,040	Darling International Inc.*	243,355

18,920	General Mills Inc.	1,339,725

	Total Food Products	1,583,080
	Household Products — 2.2%
23,037	Procter & Gamble Co.	1,396,733
	TOTAL CONSUMER STAPLES	5,227,988

ENERGY — 8.7%

	Energy Equipment & Services — 2.7%
10,430	FMC Technologies Inc.*	603,272

25,624	National-Oilwell Varco Inc.	1,129,762

	Total Energy Equipment & Services	1,733,034
	Oil, Gas & Consumable Fuels — 6.0%
18,590	Apache Corp.	1,917,930

32,771	BP PLC, ADR	1,899,735

	Total Oil, Gas & Consumable Fuels	3,817,665
	TOTAL ENERGY	5,550,699

See Notes to Financial Statements.

12   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE

FINANCIALS — 7.8%

	Capital Markets — 3.1%
53,910	Charles Schwab Corp.	$1,014,586

3,000	Goldman Sachs Group Inc.	506,520

10,210	State Street Corp.	444,543

	Total Capital Markets	1,965,649
	Commercial Banks — 2.8%
30,500	Comerica Inc.	901,885

40,960	U.S. Bancorp	922,010

	Total Commercial Banks	1,823,895
	Insurance — 1.9%
16,900	Arch Capital Group Ltd.*	1,209,195
	TOTAL FINANCIALS	4,998,739

HEALTH CARE — 8.9%

	Biotechnology — 3.6%
20,600	BioMarin Pharmaceutical Inc.*	387,486

17,390	Celgene Corp.*	968,275

21,690	Gilead Sciences Inc.*	938,743

	Total Biotechnology	2,294,504
	Health Care Equipment & Supplies — 3.5%
20,970	Covidien PLC	1,004,253

15,050	Inverness Medical Innovations Inc.*	624,726

12,710	Stryker Corp.	640,203

	Total Health Care Equipment & Supplies	2,269,182
	Health Care Providers & Services — 1.8%
13,330	Express Scripts Inc.*	1,152,379
	TOTAL HEALTH CARE	5,716,065

INDUSTRIALS — 6.7%

	Building Products — 1.0%
48,470	Masco Corp.	669,371
	Commercial Services & Supplies — 3.6%
51,654	Covanta Holding Corp.*	934,421

29,500	Republic Services Inc.	835,145

19,430	Tetra Technology Inc.*	527,913

	Total Commercial Services & Supplies	2,297,479
	Electrical Equipment — 1.3%
20,070	Emerson Electric Co.	854,982

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
	Machinery — 0.8%
9,000	Deere & Co.	$486,810
	TOTAL INDUSTRIALS	4,308,642

INFORMATION TECHNOLOGY — 13.1%

	Communications Equipment — 4.1%
39,340	Cisco Systems Inc.*	941,800

42,050	Corning Inc.	811,985

32,062	Juniper Networks Inc.*	855,094

	Total Communications Equipment	2,608,879
	Computers & Peripherals — 2.5%
3,520	Apple Inc.*	742,227

25,370	NetApp Inc.*	872,474

	Total Computers & Peripherals	1,614,701
	Internet Software & Services — 1.6%
1,660	Google Inc., Class A Shares*	1,029,167
	IT Services — 2.6%
23,730	Accenture PLC, Class A Shares	984,795

16,620	Lender Processing Services Inc.	675,769

	Total IT Services	1,660,564
	Semiconductors & Semiconductor Equipment — 1.5%
15,120	Broadcom Corp., Class A Shares*	475,524

12,910	Varian Semiconductor Equipment Associates Inc.*	463,211

	Total Semiconductors & Semiconductor Equipment	938,735
	Software — 0.8%
18,611	Amdocs Ltd.*	530,972
	TOTAL INFORMATION TECHNOLOGY	8,383,018

MATERIALS — 2.4%

	Chemicals — 1.4%
5,410	Air Products & Chemicals Inc.	438,534

4,200	Potash Corp. of Saskatchewan Inc.	455,700

	Total Chemicals	894,234
	Construction Materials — 0.3%
2,500	Martin Marietta Materials Inc.	223,525
	Metals & Mining — 0.7%
9,120	Cliffs Natural Resources Inc.	420,341
	TOTAL MATERIALS	1,538,100

See Notes to Financial Statements.

14   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 2.0%

	Wireless Telecommunication Services — 2.0%
12,990	America Movil SAB de CV, Series L Shares, ADR	$610,270

15,500	American Tower Corp., Class A Shares*	669,755
	TOTAL TELECOMMUNICATION SERVICES	1,280,025

UTILITIES — 2.2%

	Electric Utilities — 2.2%
12,890	Exelon Corp.	629,934

30,500	Northeast Utilities	786,595

	TOTAL UTILITIES	1,416,529

	TOTAL COMMON STOCKS (Cost — $35,735,882)	42,419,216

FACE
AMOUNT

ASSET-BACKED SECURITIES — 0.4%

FINANCIALS — 0.4%
	Automobiles — 0.4%
$151,263	Honda Auto Receivables Owner Trust, 4.470% due 1/18/12	154,062

119,816	Hyundai Auto Receivables Trust, 5.260% due 11/15/12	120,483
	TOTAL ASSET-BACKED SECURITIES (Cost — $278,183)	274,545

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%

	Banc of America Commercial Mortgage Inc.:

287,000	5.142% due 11/10/42(a)	293,319

84,932	5.611% due 5/10/45	86,843

162,330	Bear Stearns Commercial Mortgage Securities, 4.240% due 8/13/39(a)	162,770

70,126	Commercial Mortgage Pass-Through Certificates, 7.416% due 8/15/33(a)	70,542

153,415	Credit Suisse First Boston Mortgage Securities Corp., 6.505% due 2/15/34	158,205

326,855	GMAC Commercial Mortgage Securities Inc., 4.760% due 8/10/38	332,855

	JPMorgan Chase Commercial Mortgage Securities Corp.:

176,998	5.201% due 8/12/37(a)	180,677

449,763	4.302% due 1/15/38	447,352

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$119,658	Morgan Stanley Dean Witter Capital I Inc., 6.390% due 7/15/33	$124,759

126,812	TIAA Seasoned Commercial Mortgage Trust, 5.669% due 8/15/39(a)	131,250
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,997,808)	1,988,572

CORPORATE BONDS & NOTES — 9.8%

CONSUMER DISCRETIONARY — 0.7%
	Media — 0.3%
200,000	Comcast Corp., Bonds, 5.650% due 6/15/35	187,554
	Specialty Retail — 0.4%
275,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	285,444
	TOTAL CONSUMER DISCRETIONARY	472,998

CONSUMER STAPLES — 0.7%

	Beverages — 0.4%
245,000	PepsiCo Inc., Senior Notes, 5.000% due 6/1/18	254,803
	Household Products — 0.3%
170,000	Procter & Gamble Co., Senior Notes, 4.600% due 1/15/14	181,178
	TOTAL CONSUMER STAPLES	435,981

ENERGY — 0.5%

	Oil, Gas & Consumable Fuels — 0.5%
275,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	294,935

FINANCIALS — 5.5%

	Capital Markets — 0.7%
160,000	BlackRock Inc., Senior Notes, 3.500% due 12/10/14	158,168

243,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	261,547

	Total Capital Markets	419,715
	Commercial Banks — 1.2%
170,000	Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	173,954

160,000	National City Bank, Subordinated Notes, 6.200% due 12/15/11	170,457

250,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	264,081

175,000	Westpac Banking Corp., Senior Notes, 4.200% due 2/27/15	178,087

	Total Commercial Banks	786,579

See Notes to Financial Statements.

16   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Consumer Finance — 2.2%
$325,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	$345,791

325,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	346,559

800,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	736,560

	Total Consumer Finance	1,428,910
	Diversified Financial Services — 1.2%
250,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	253,842

225,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	243,886

200,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	239,850

	Total Diversified Financial Services	737,578
	Insurance — 0.2%
200,000	Genworth Financial Inc., Senior Notes, 6.500% due 6/15/34	160,732
	TOTAL FINANCIALS	3,533,514

HEALTH CARE — 1.7%

	Pharmaceuticals — 1.7%
225,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	244,744

275,000	AstraZeneca PLC, Senior Notes, 5.400% due 9/15/12	300,587

130,000	Merck & Co. Inc., Senior Notes, 4.000% due 6/30/15	135,736

185,000	Novartis Capital Corp., Senior Notes, 4.125% due 2/10/14	194,651

165,000	Wyeth, Notes, 5.500% due 2/15/16	177,584
	TOTAL HEALTH CARE	1,053,302

INFORMATION TECHNOLOGY — 0.4%

	Computers & Peripherals — 0.3%
160,000	Hewlett-Packard Co., Senior Notes, 4.250% due 2/24/12	167,915
	Software — 0.1%
80,000	Microsoft Corp., Senior Notes, 2.950% due 6/1/14	80,940
	TOTAL INFORMATION TECHNOLOGY	248,855

MATERIALS — 0.3%

	Chemicals — 0.3%
200,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 5.875% due 12/1/36	197,563
	TOTAL CORPORATE BONDS & NOTES (Cost — $6,137,470)	6,237,148

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 7.8%

FHLMC — 2.3%
	Federal Home Loan Mortgage Corp. (FHLMC):

$282,120	6.000% due 9/1/37(b)	$299,708

	Gold:

1,049,955	5.000% due 7/1/35-6/1/36(b)	1,078,629

99,351	7.500% due 8/1/36(b)	109,319

	TOTAL FHLMC	1,487,656

FNMA — 5.5%
	Federal National Mortgage Association (FNMA):

276,051	5.000% due 5/1/18(b)	290,966

1,405,476	6.000% due 6/1/22-9/1/37(b)	1,491,521

1,368,604	5.500% due 1/1/24-6/1/36(b)	1,439,270

262,349	6.500% due 2/1/37(b)	281,575

	TOTAL FNMA	3,503,332

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,682,519)	4,990,988

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.9%

	U.S. Government Agencies — 3.9%
180,000	Federal Agricultural Mortgage Corp. (FAMC), Notes, 2.875% due 12/17/14	175,852

180,000	Federal Home Loan Mortgage Corp. (FHLMC), Notes, 3.500% due 12/23/19(b)	176,695

	Federal National Mortgage Association (FNMA):

365,000	Bonds, 6.625% due 11/15/30(b)	439,992

	Notes:

70,000	4.625% due 10/15/13(b)	75,919

481,000	5.000% due 4/15/15(b)	529,194

503,000	4.875% due 12/15/16(b)	544,983

509,000	5.375% due 6/12/17(b)	565,233

	Total U.S. Government Agencies	2,507,868
	U.S. Government Obligations — 2.0%
	U.S. Treasury Bonds:

152,000	6.000% due 2/15/26	177,864

442,000	3.500% due 2/15/39	362,164

264,000	4.375% due 11/15/39	252,780

See Notes to Financial Statements.

18   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Obligations — 2.0% continued

	U.S. Treasury Notes:

$100,000	0.875% due 2/28/11	$100,274

61,000	2.750% due 2/15/19	56,177

342,000	3.125% due 5/15/19	323,992

	Total U.S. Government Obligations	1,273,251

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,664,776)	3,781,119

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $52,496,638)	59,691,588

SHORT-TERM INVESTMENTS — 6.7%

	Repurchase Agreements — 6.7%
4,021,402	Goldman Sachs & Co. repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $4,021,402; (Fully collateralized by U.S. government agency obligation, 2.875% due 12/11/13; Market value — $4,107,625)	4,021,402

278,604	JPMorgan Chase repurchase agreement dated 12/31/09, (0.500)% due 1/4/10; Proceeds at maturity — $278,589; (Fully collateralized by U.S. government agency obligation, 4.11% due 2/16/10; Market value — $288,067)	278,604

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,300,006)	4,300,006

	TOTAL INVESTMENTS — 100.0% (Cost — $56,796,644#)	63,991,594

	Other Assets in Excess of Liabilities — 0.0%	2,757
	TOTAL NET ASSETS — 100.0%	$63,994,351

*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
#	Aggregate cost for federal income tax purposes is $56,953,703.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
GMAC — General Motors Acceptance Corp.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   19

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $56,796,644)	$63,991,594

Dividends and interest receivable	193,808

Prepaid expenses	1,552

Total Assets	64,186,954

LIABILITIES:

Payable for Portfolio shares repurchased	58,669

Investment management fee payable	6,337

Trustees’ fees payable	544

Accrued expenses	127,053

Total Liabilities	192,603

TOTAL NET ASSETS	$63,994,351

NET ASSETS:

Par value (Note 5)	$29

Paid-in capital in excess of par value	67,256,273

Overdistributed net investment income	(98,845)

Accumulated net realized loss on investments	(10,358,056)

Net unrealized appreciation on investments	7,194,950

TOTAL NET ASSETS	$63,994,351

Shares Outstanding	2,903,945

Net Asset Value	$22.04

See Notes to Financial Statements.

20   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:

Interest	$143,437	$878,981

Dividends	135,413	680,363

Less: Foreign taxes withheld	—	(351)

Total Investment Income	278,850	1,558,993

EXPENSES:

Investment management fee (Note 2)	73,032	397,926

Legal fees	34,818	18,291

Audit and tax	13,856	21,761

Shareholder reports	11,653	42,547

Transfer agent fees	1,045	3,538

Trustees’ fees	923	4,452

Insurance	407	2,872

Custody fees	291	2,133

Miscellaneous expenses	857	5,643

Total Expenses	136,882	499,163

Less: Fee waivers and/or expense reimbursements (Note 2)	(31,443)	—

Net Expenses	105,439	499,163

NET INVESTMENT INCOME	173,411	1,059,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Loss From Investment Transactions	(28,980)	(4,090,202)

Change in Net Unrealized Appreciation/Depreciation From Investments	3,500,952	10,455,173

NET GAIN ON INVESTMENTS	3,471,972	6,364,971

INCREASE IN NET ASSETS FROM OPERATIONS	$3,645,383	$7,424,801

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   21

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$173,411	$1,059,830	$1,330,217

Net realized loss	(28,980)	(4,090,202)	(5,376,469)

Change in net unrealized appreciation/depreciation	3,500,952	10,455,173	(17,541,882)

Increase (Decrease) in Net Assets From Operations	3,645,383	7,424,801	(21,588,134)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(875,003)	(1,400,001)	(1,200,006)

Net realized gains	—	—	(13,917,051)

Decrease in Net Assets From Distributions to Shareholders	(875,003)	(1,400,001)	(15,117,057)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	236,172	438,050	2,961,366

Reinvestment of distributions	875,003	1,400,001	15,117,057

Cost of shares repurchased	(996,925)	(7,815,129)	(12,413,743)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	114,250	(5,977,078)	5,664,680

INCREASE (DECREASE) IN NET ASSETS	2,884,630	47,722	(31,040,511)

NET ASSETS:

Beginning of period	61,109,721	61,061,999	92,102,510

End of period*	$63,994,351	$61,109,721	$61,061,999

* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(98,845)	$600,130	$932,251

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

22   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED
   DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2]	2006[2,3]	2005[3,4,5]	20043,†
NET ASSET VALUE, BEGINNING OF PERIOD	$21.08	$18.92	$30.39	$26.45	$24.58	$24.30	$23.04

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.06	0.36	0.42	0.32	0.15	0.10	0.17

Net realized and unrealized gain (loss)	1.20	2.24	(6.86)	3.76	1.90	0.18	1.26

Total income (loss) from operations	1.26	2.60	(6.44)	4.08	2.05	0.28	1.43

LESS DISTRIBUTIONS FROM:

Net investment income	(0.30)	(0.44)	(0.40)	(0.14)	(0.18)	(0.00)[6]	(0.17)

Net realized gains	—	—	(4.63)	—	—	—	—

Total distributions	(0.30)	(0.44)	(5.03)	(0.14)	(0.18)	(0.00)[6]	(0.17)

NET ASSET VALUE, END OF PERIOD	$22.04	$21.08	$18.92	$30.39	$26.45	$24.58	$24.30

Total return[7]	6.00%‡	14.17%	(25.22)%	15.48%	8.36%	1.16%	6.23%

NET ASSETS, END OF PERIOD (000s)	$63,994	$61,110	$61,062	$92,103	$87,381	$90,835	$93,845

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.29%[8]	0.88%	1.03%	0.84%[9]	0.80%	0.75%[8]	0.75%

Net expenses[10]	0.99 [8,11]	0.88	0.93 [11]	0.82 [9,11]	0.79 [11]	0.75 [8]	0.71 [11]

Net investment income	1.64 [8]	1.86	1.62	1.13	0.56	0.52 [8]	0.77

PORTFOLIO TURNOVER RATE	4%	30%	42%	122%	13%	6%	18%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	For the year ended October 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	For the period January 1, 2005 to October 31, 2005.

[5]	Effective July 1, 2005, The Travelers Series Trust-Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc.-Social Awareness Stock Portfolio. With this transaction, the Portfolio’s fiscal year end changed to October 31, 2005.

[6]	Amount represents less than $0.01 per share.

[7]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

[8]	Annualized.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.81%, respectively.

[10]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. Prior to April 30, 2007, the expense limitation was 1.25%.

[11]	Reflects fee waivers and/or expense reimbursements.

†	For the year ended December 31.
‡	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 5.95%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   23

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires

24   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Common stocks	$42,419,216	—	—	$42,419,216

Asset-backed securities	—	$274,545	—	274,545

Collateralized mortgage obligations	—	1,988,572	—	1,988,572

Corporate bonds & notes	—	6,237,148	—	6,237,148

Mortgage-backed securities	—	4,990,988	—	4,990,988

U.S. government & agency obligations	—	3,781,119	—	3,781,119

Total long-term investments	$42,419,216	$17,272,372	—	$59,691,588

Short-term investments†	—	4,300,006	—	4,300,006

Total investments	$42,419,216	$21,572,378	—	$63,991,594

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase,

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   25

Notes to financial statements continued

and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

26   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   27

Notes to financial statements continued

share. During the current period, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$2,617	$(2,617)

(a)	Reclassifications are primarily due to losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.71%

Next $50 million	0.61

Next $100 million	0.51

Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the period ended December 31, 2009, LMPFA waived a portion of its fee in the amount of $31,443.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

28   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$1,510,778	$816,787

Sales	3,737,388	897,782

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,507,543

Gross unrealized depreciation	(1,469,652)

Net unrealized appreciation	$7,037,891

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period November 1, 2009 through December 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	PERIOD ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009†	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	10,695	23,294	119,491

Shares issued on reinvestment	39,683	78,081	604,441

Shares repurchased	(45,316)	(430,169)	(527,014)

Net increase (decrease)	5,062	(328,794)	196,918

†	For the period November 1, 2009 through December 31, 2009.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   29

Notes to financial statements continued

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal period ended December 31, and fiscal years ended October 31, were as follows:

	DECEMBER 31, 2009	OCTOBER 31, 2009	OCTOBER 31, 2008
Distributions Paid From:
Ordinary income	$875,003	$1,400,001	$1,200,006

Net long-term capital gains	–	–	13,917,051

Total distributions paid	$875,003	$1,400,001	$15,117,057

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$8,396

Capital loss carryforward*	(10,161,413)

Other book/tax temporary differences(a)	(146,825)

Unrealized appreciation/(depreciation)(b)	7,037,891

Total accumulated earnings/(losses) — net	$(3,261,951)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(797,243)

12/31/2015	(5,288,876)

12/31/2016	(4,075,294)

$(10,161,413)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected

30   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   31

Notes to financial statements continued

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment

32   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   33

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Investment Counsel Variable Social Awareness Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and each of the years or period in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Variable Social Awareness Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

34   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Board approval of management and subadvisory
agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex,

Legg Mason Investment Counsel Variable Social Awareness Portfolio   35

Board approval of management and subadvisory
agreements (unaudited) continued

including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all specialty & miscellaneous funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one-, three- and

36   Legg Mason Investment Counsel Variable Social Awareness Portfolio

five-year periods, but below the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors

Legg Mason Investment Counsel Variable Social Awareness Portfolio   37

Board approval of management and subadvisory
agreements (unaudited) continued

are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of five specialty & miscellaneous funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all specialty & miscellaneous funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the current limitation on the Fund’s expenses is expected to continue through December 31, 2011.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total

38   Legg Mason Investment Counsel Variable Social Awareness Portfolio

expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Investment Counsel Variable Social Awareness Portfolio   39

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years [their titles may have varied during that period], the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

40   Legg Mason Investment Counsel Variable Social Awareness Portfolio

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason Investment Counsel Variable Social Awareness Portfolio   41

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

42   Legg Mason Investment Counsel Variable Social Awareness Portfolio

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee; Consulting Group Capital Markets Funds; (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Hush Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Investment Counsel Variable Social Awareness Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	134

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

44   Legg Mason Investment Counsel Variable Social Awareness Portfolio

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Investment Counsel Variable Social Awareness Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

46   Legg Mason Investment Counsel Variable Social Awareness Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009:

Record date:	12/21/2009

Payable date:	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	45.47%

Please retain this information for your records.

Legg Mason Investment Counsel Variable Social Awareness Portfolio   47

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Legg Mason Investment Counsel
Variable Social Awareness Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Servicing, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Investment Counsel Variable Social Awareness Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO
Legg Mason Funds
55 Water Street
New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03332 2/10 SR10-1010

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in October 31, 2008, $152,500 in October 31, 2009 and $147,400 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2008, $149 in October 31, 2009 and $1,427 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in October 31, 2008, $18,500 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010